January 29, 2024 Fourth Quarter 2023 Earnings Presentation

2 Nasdaq: BMRC This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine and more recently between Israel and Hamas, impacts from inflation, supply chain disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; the impact of adverse developments at other banks, including bank failures, that impact general sentiment regarding the stability and liquidity of banks; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors sections of our December 31, 2022 Form 10-K and September 30, 2023 Form 10-Q as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included in our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024. Forward-Looking Statements

Fourth Quarter 2023 3 Nasdaq: BMRC Repositioned the Balance Sheet • Sold $131.9 million (net proceeds $126.0 million) AFS securities yielding 1.50%1 • Funded $53.8 million in loans at an average rate of 7.15%1 • Reduced borrowings by $94.0 million that was costing an average of 5.15%1 • Retained an average cash balance of $84.9 million earning an average of 5.40%1 Key Operating Trends Loans and Credit Quality Deposits and Liquidity Capital • Tax-equivalent net interest margin of 2.53%, up 5 bps from 3Q23 • Pre-tax, pre-provision net income increased 4.0% over 3Q23 quarter, excluding $5.9 million loss on sale of securities • Tax-equivalent yield on interest-earning assets of 3.68%, up 13 bps from 3Q23 • Cost of deposits up 21 bps in 4Q23, slowing from a 25 bps increase in 3Q23 • Non-interest bearing deposits stay strong at 44% of total deposits • Total deposits decreased 4.5% from 3Q23 largely due to planned business activities, seasonal fluctuations, and limited movement due to rate • Uninsured deposits estimated to represent 28% of total deposits • Strong liquidity provides 213% coverage of estimated uninsured deposits • Net available funding of $2.0 billion • Bancorp total risk-based capital of 16.9% • Bancorp TCE / TA of 9.7%, 7.8% when adjusted for HTM securities 2 1Weighted average rates for securities and loans. Tax-equivalent average interest yield for cash and cost for borrowings. 2See Reconciliation of Non-GAAP Financial Measures in the Appendix • Loan originations more than doubled in 4Q23 from 3Q23 • Classified and non-accrual loans of 1.56% (from 1.90%) and 0.39% (from 0.27%) of total loans, respectively • $1.3 million provision for credit losses, largely due to individually analyzed loans and $406 thousand partial charge-off from a $3.8 million note sale • Total portfolio loan balances decreased 0.6% from 3Q23

(in thousands) Market Value AFS & HTM Securities T/E Book Yield Effective Duration Pre-Tax Unrealized Gains (Losses) Pre-Tax Realized Losses After-Tax Realized Losses1 AFS % of Total Investments Securities Portfolio as of 9/30/2023 $1,442,031 2.24% 4.9 $(248,149) N/A N/A 45% Q4 Securities Sales $125,955 1.50% 1.5 $5,907 $(5,907) $(4,160) Q4 Change in Pre- Tax Unrealized Losses N/A N/A N/A $70,423 N/A N/A Securities Portfolio as of 12/31/2023 $1,366,858 2.31% 5.1 $(171,819) N/A N/A 36% Strategic Balance Sheet Repositioning During the Quarter • Bank generated $126 million in proceeds from AFS security sales with an average yield of 1.50%. • Proceeds paid down borrowings and were reinvested into higher yielding assets ◦ Anticipated benefits to: earnings per share, net interest margin, return on assets, and other metrics • POST REPOSITIONING, AVERAGE BOOK YIELD OF SECURITIES PORTFOLIO INCREASED 7 BPS AND EFFECTIVE DURATION INCREASED 0.2 4 Nasdaq: BMRC 1Applied a blended state and federal statutory rate of 29.56%,

HTM Securities Portfolio Agency MBS/CMO 74% GSEs 16% Municipal Bonds 7% Corporate Bonds 3% AFS Securities Portfolio Agency MBS/CMO 64% GSEs 12% Municipal Bonds 17% SBA 3% Corporate Bonds & Other 2% USTs 2% High-Quality Securities Portfolio Generates Cash Flow Data as of 12/31/23 5 Nasdaq: BMRC $552.0MM $925.2MM Average Yield2 — 2.05% Approx. Effective Duration — 4.37 Unrealized Losses (after tax) — $43.3MM TCE Bancorp — 9.7% Average Yield2 — 2.47% Approx. Effective Duration — 5.72 Unrealized Losses (after tax) — $77.7MM TCE Bancorp w/ HTM — 7.8% 1 ($ in millions at Fair Value) ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix. 2 Taxable equivalent

Strong Liquidity: $2.0 Billion in Net Availability 6 Nasdaq: BMRC At December 31, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash 1 $ 13.5 N/A $ 13.5 Unencumbered Securities 501.7 N/A 501.7 External Sources FHLB line of credit 1,009.0 $ — 1,009.0 FRB line of credit and BTFP facility 334.2 (26.0) 308.2 Contingent Lines at Correspondents 135.0 — 135.0 Total Liquidity $ 1,993.4 $ (26.0) $ 1,967.4 • The Bank has long-established minimum liquidity and diversification requirements using tools similar to large banks, such as the Liquidity Coverage Ratio and multi-scenario, long-horizon stress testing • Deposit outflow assumptions for liquidity monitoring and stress testing are conservative relative to actual experience and have been reevaluated and updated subsequent to industry events of the first quarter • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available contingent funding represented 213% of 12/31/23 estimated uninsured deposits 1 Excludes cash items in transit Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

Strong Deposit Franchise 7 Nasdaq: BMRC • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Total cost of deposits was 1.15% (interest-bearing 2.13%) for Q4 and 1.23% (interest-bearing 2.24%) for the month of December • Time deposit balances grew $18.9 million in Q4 with the total time deposit portfolio average maturity of approximately seven months and an average rate of 3.17%. Approximately 91% of time deposits mature in 2024. • Total deposits decreased $153.6 million or 4.5%, compared to September 30, 2023 NIB DDA 43.8% Money Markets 34.6% Savings 7.1% IB DDA 6.9% Time Deposits 7.6% Total Deposit Mix ($3.29B) at 4Q23 NIB DDA 47.7% Money Markets 31.7% Savings 7.5% IB DDA 6.4% Time Deposits 6.7% Total Deposit Mix ($3.44B) at 3Q23

8 • 29% of Q4 new accounts consisted of new relationships to the Bank • 45% of Q4 new accounts were interest-bearing by count • 80% of Q4 new accounts were interest-bearing in dollars at a weighted average rate of 2.79% • Reciprocal deposit network program (expanded FDIC insurance products) utilization decreased by $59.8 million in Q4 to $423.5 million. New Relationships 29% Account Migration 45% Existing Relationships - New $ 26% 1,285 New Accounts Mix (by count) 4Q23 Granular Deposit Account Composition 8 Nasdaq: BMRC (in thousands; except for # of Accounts) Interest Bearing Non-Interest Bearing Total Consumer Account Balances $ 1,014,412 $ 348,888 $ 1,363,300 # of Accounts 15,433 17,530 32,963 Avg Balance Per Account $ 66 $ 20 $ 41 Business Account Balances $ 834,987 $ 1,089,134 $ 1,924,121 # of Accounts 4,540 11,509 16,049 Avg Balance Per Account $ 184 $ 95 $ 120 *Excludes internal operating accounts such as holding company cash and deposit settlement accounts totaling $2.7 million.

History of Strong Asset Quality 9 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles support strong asset quality • Non-accrual loans continue to remain at low levels • Net charge-offs have consistently been negligible for the last five years, except that in Q4 2023 charge-offs included a $406 thousand loss on note sale charged to the allowance • Allowance for credit losses to total loans of 1.21%, up from 1.16% at Q3 2023 Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 0.39% 2019 2020 2021 2022 2023 Non-accrual Loans / Total Loans Quarterly Progression 0.12% 0.10% 0.10% 0.27% 0.39% 4Q22 1Q23 2Q23 3Q23 4Q23

Well-diversified Loan Portfolio As of 12/31/23 - No material changes from Q3 2023 10 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 86% of all loans and 93% of loans excluding nonprofit organizations are guaranteed by owners of the borrowing entities. • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 88% of loans and 90% of loans excluding nonprofit organizations being guaranteed by owners of the borrowing entities. • Since 2001, net charge-offs for all NOO-CRE and OO-CRE totals $1.6 million • Construction loans represent a small portion of the overall portfolio OO-CRE 16% C&I 7% Consumer 13% Construction 5% NOO-CRE 59% Office 31% Mixed Use 7% Retail 21% Warehouse & Industrial 12% Multi-Family 12% Other, 17% 4Q23 Total Loans 4Q23 Total NOO-CRE Loans $2.1B $1.2B

11 Nasdaq: BMRC Retail as of 4Q23 Warehouse & Industrial as of 4Q23 Multi-Family as of 4Q23 Marin, 17% Sonoma, 15% San Francisco, 3% Alameda, 6% Sacramento, 20% Napa, 16% Other Bay Area, 14% Other, 9% Marin, 15% Sonoma, 15% San Francisco, 26% Alameda, 14% Sacramento, 4% Napa, 6% Other Bay Area, 5% Other, 15% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 18% Napa, 3% Other Bay Area, 4% Other, 8% $253MM $149MM $142MM Avg. Loan Bal: $1.9MM Largest Bal: $14.9MM # of Loans: 75 Wtd. Avg. LTV*: 52% Avg. Loan Bal: $1.4MM Largest Bal: $11.9MM # of Loans: 109 Wtd. Avg. LTV*: 54% Avg. Loan Bal: $1.8MM Largest Bal: $14.1MM # of Loans: 144 Wtd. Avg. LTV*: 56% NOO-CRE Portfolio Diversified Across Property Type & County As of 12/31/23 - No material changes from Q3 2023 * Calculated for loans exceeding $1 million, based on the most recent annual review process Note: Sacramento includes surrounding regional counties

12 Nasdaq: BMRC • $373 million in credit exposure spread across our lending footprint comprised of 153 loans • $2.4 million average loan balance – largest loan at $16.9 million • 59% weighted average loan-to-value and 1.60x weighted average debt-service coverage ratio* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans Marin, 24% Sonoma, 17% San Francisco, 19% Alameda, 6% Sacramento, 7% Napa, 10% Other Bay Area, 13% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $70.7MM Average Loan Bal: $5.4MM Number of Loans: 13 loans Wtd. Average LTV*: 67% Wtd. Average DCR*: 1.00x Average Occupancy*: 77% 12 of the 13 loans are secured by low rise buildings and one loan is secured by a 10- story building. $373MM *Calculated for loans exceeding $1 million, based on the most recent annual review process Non-owner Occupied Office Exposure As of 12/31/23 - No material changes from Q3 2023

Owner-Occupied CRE Portfolio As of 12/31/23 - No material changes from Q3 2023 13 Nasdaq: BMRC Alameda, 15% Marin, 21% Napa, 17% Sacramento, 18% Sonoma, 10% Other, 19% OO CRE by Type as of 4Q23 OO CRE by County as of 4Q23 Office, 19% Industrial, 23% Retail, 7% School, 15% Wine, 11% Church, 6% Gas station/auto, 4% Heath club, 2% Mixed use, 3% Other, 10% Total Balance: $333.2MM # of Loans: 309 Avg. Loan Bal: $1.1MM Largest Loan Bal: $15.6MM Wtd. Avg. LTV*: 44% * Loan-to-value largely based on appraisal values at origination and loan balances as of 12/31/23 $333MM $333MM

14 Nasdaq: BMRC Marin, 5% Sonoma, 1% San Francisco, 44% Alameda, 33% Other Bay Area, 17% Construction by Type as of 4Q23 Construction by County as of 4Q23 Multi-family, 61% Self Storage, 11% 1-4 Residential, 27% Land & Ag, 1% Total Balance: $99.2MM Unfunded Commitments: $13.9MM # of Loans: 16 Avg. Loan Bal: $6.2MM Largest Loan Bal: $18.2MM Wtd. Avg. LTV*: 66% * Loan-to-value largely based on appraisal values at origination and loan balances as of 12/31/23 $99MM $99MM Construction Portfolio Concentrated in Lower-Risk Property Segments As of 12/31/23 - No material changes from Q3 2023

15 Nasdaq: BMRC # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 14 $40.3MM $34.3MM 5.47% 1.69x 2025 27 $80.1MM $74.9MM 4.62% 1.52x TOTAL 41 $120.4MM $109.2MM # of loans Commitment Outstanding Balance Wtd. Avg. Rate Wtd. Avg. DSC 2024 11 $26.3MM $26.3MM 4.11% 1.20x 2025 18 $37.4MM $37.4MM 4.46% 1.59x TOTAL 29 $63.7MM $63.7MM Maturing Loan Commitments > $1.0MM Repricing Loan Commitments > $1.0MM • We conducted a DEEP DIVE on loans maturing or repricing before year-end 2025 • PORTFOLIO IS WELL-POSITIONED TO ABSORB HIGHER RATE ENVIRONMENT AT MATURITY OR REPRICING DATE • Wtd Avg DSC Assumptions for Maturing Loans: Current market interest rate + spread of 3.00%, fully drawn commercial real estate lines of credit, 25-year amortization • Wtd Avg DSC Assumptions for Repricing Loans: Current market interest rate + contractual spread, fully drawn commercial real estate lines of credit, remaining amortization on each loan Low Refinance Risk in NOO CRE Portfolio through 2025

16 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 15.9% 15.9% 16.9% 10.5% 9.7% 7.8% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity * See Reconciliation of Non-GAAP Financial Measures in the Appendix. Robust Capital Ratios As of 12/31/23

Net Interest Margin Drivers 17 Nasdaq: BMRC • Linked-quarter NIM increased 5 basis points, due primarily to reduction in borrowings and higher rates on loans and investments, partially offset by higher deposit rates • The cost of deposits increased to 123 basis points in the month of December compared to 100 basis points for the month of September 2023. • Interest rate risk position fairly neutral with increased liability sensitivity due to upward deposit pricing in the current interest rate cycle. Current cycle beta for non-maturity-interest-bearing deposits of 38% is now higher than the 36% model assumption last quarter and is under review. 0.20% 0.23% 0.83% 1.15% 1.36% 1.60% 1.71% 1.81% 1.91% 2.03% 2.11% 2.24% 4.33% 4.57% 4.65% 4.83% 5.05% 5.08% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% IB Deposits Fed Funds 1-23 2-23 3-23 4-23 5-23 6-23 7-23 8-23 9-23 10-23 11-23 12-23 2.48% 0.10% 0.02% 0.01% (0.20)% 0.12% 2.53% 3Q23 Loans Securities Cash Deposits Borrowings 4Q23 Net Interest Margin Linked-Quarter Change Average Monthly Cost of IB Deposits vs. Fed Funds

Loans & Securities — Repricing & Maturity

$ in millions, unless otherwise indicated

Total Loans[1]

** At December 31, 2023*

	Repricing Term							Rate Structure			
	3 mo or less	3-12 mos	1-3 years	3-5 years	5-15 years	Over 15 years	Total	Floating Rate	Variable Rate	Variable Rate at Floor or Ceiling	Fixed Rate
C&I	$ 76.1	$ 3.4	$ 14.6	$ 27.6	$ 29.1	$ 2.9	**$ 153.7**	$ 59.7	$ 10.6	$ 5.8	$ 77.6
Real estate:											
Owner-occupied CRE	7.4	6.4	37.1	61.8	213.3	7.2	**333.2**	0.8	30.7	109.4	192.3
Non-owner occupied CRE	32.2	54.0	196.7	252.0	670.0	14.5	**1,219.4**	8.9	98.5	340.9	771.1
Construction	40.3	29.4	—	—	29.5	—	**99.2**	3.7	—	11.1	84.4
Home equity	81.5	—	—	—	0.6	—	**82.1**	81.5	—	—	0.6
Other residential	1.9	3.1	1.0	0.3	1.9	110.3	**118.5**	—	5.1	110.8	2.6
Installment & other consumer	0.6	0.7	7.9	4.3	53.9	0.2	**67.6**	0.1	6.4	9.3	51.8
Total	**$ 240.0**	**$ 97.0**	**$ 257.3**	**$ 346.0**	**$ 998.3**	**$ 135.1**	**$2,073.7**	**$154.7**	**$151.3**	**$587.3**	**$1,180.4**
% of Total	*12 %*	*5 %*	*12 %*	*17 %*	*48 %*	*6 %*	*100 %*	*7 %*	*7 %*	*28 %*	*57 %*
Weighted Average Rate	*7.74 %*	*5.84 %*	*4.48 %*	*5.00 %*	*4.20 %*	*3.90 %*	*4.83 %*				

Investment Securities[2]

** At December 31, 2023*

Maturity & Projected Cash Flow Distribution

	3 mo or less	3-12 mos	1-3 years	3-5 years	5-10 years	Over 10 years	Total
Principal (par) & interest	$ 33.1	$ 103.4	$ 374.9	$ 333.8	$ 617.2	$ 320.3	**$ 1,782.7**
% of Total	2 %	6 %	21 %	19 %	35 %	17 %	**100 %**

(1) Amounts represent amortized cost. Based on maturity date for fixed rate loans and variable rate loans at their floors and ceilings and next repricing date for all other variable rate loans. Does not included prepayment assumptions. (2) Includes both available-for-sale and held-to-maturity investment securities with prepayment assumptions applied.

Bank of Marin Bancorp

18
Nasdaq: BMRC

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 20 Nasdaq: BMRC (in thousands, unaudited) December 31, 2023 Total stockholders' equity $ 439,062 Goodwill and core deposit intangible (76,520) Total TCE a 362,542 Unrealized losses on HTM securities, net of tax (77,739) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 284,803 Total assets $ 3,803,903 Goodwill and core deposit intangible (76,520) Total tangible assets c 3,727,383 Unrealized losses on HTM securities, net of tax (77,739) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) d $ 3,649,644 Bancorp TCE ratio a / c 9.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / d 7.8 % For further discussion about our non-GAAP financial measures, refer to our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 29, 2024.